SCHEDULE 14C INFORMATION

       INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


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       Diversified Investors Portfolios - International Equity Portfolio
                (Name of Registrant as Specified In Its Charter)

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              TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, INC.
                            Four Manhattanville Road
                            Purchase, New York 10577

June 1, 2004

Dear Contract Holder:

     We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company, Inc. with unit interests in the International Equity Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes two new subadvisers for the International Equity Portfolio, the underlying mutual fund in which all of the assets of the International Equity Subaccount are invested.

     On March 18, 2004, with the approval of the Board of Trustees of the International Equity Portfolio, two subadvisers, LSV Asset Management and Wellington Management Company, LLP, replaced Capital Guardian Trust Company, the former subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes LSV Asset Management and Wellington Management Company, LLP and the terms of the Subadvisory Agreements with these subadvisers. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                  Sincerely,



                                  Robert F. Colby
                                  Vice President and Assistant Secretary


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                             DIVERSIFIED INVESTORS
                           INTERNATIONAL EQUITY FUND

                           DIVERSIFIED INSTITUTIONAL
                           INTERNATIONAL EQUITY FUND
                            Four Manhattanville Road
                            Purchase, New York 10577

June 1, 2004

Dear Shareholder:

     The enclosed information statement describes two new subadvisers for the International Equity Portfolio, the underlying mutual fund in which all of the assets of Diversified Investors International Equity Fund and Diversified Institutional International Equity Fund are invested. On March 18, 2004, with the approval of the Board of Trustees of the International Equity Portfolio, two subadvisers, LSV Asset Management and Wellington Management Company, LLP, replaced Capital Guardian Trust Company, the former subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes LSV Asset Management and Wellington Management Company, LLP and the terms of the Subadvisory Agreements with these subadvisers. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                    Sincerely,



                                    Robert F. Colby
                                    Secretary



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                         INTERNATIONAL EQUITY PORTFOLIO
                  a series of Diversified Investors Portfolios
                            Four Manhattanville Road
                            Purchase, New York 10577

June 1, 2004

Dear Investor:

     The enclosed information statement describes two new subadvisers for the International Equity Portfolio. On March 18, 2004, with the approval of the Board of Trustees of the International Equity Portfolio, two subadvisers, LSV Asset Management and Wellington Management Company, LLP, replaced Capital Guardian Trust Company, the former subadviser of the Portfolio.

     The Portfolio has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio's Board of Trustees to approve new subadvisers without investor approval under certain circumstances. This information statement describes LSV Asset Management and Wellington Management Company, LLP and the terms of the Subadvisory Agreements with these subadvisers. This material is for your information only. It is not a proxy statement and you are not being asked to vote. Please call us at (800) 755-5803 if you have any questions.

                                Sincerely,



                                Robert F. Colby
                                Secretary

                         INTERNATIONAL EQUITY PORTFOLIO
                  a series of Diversified Investors Portfolios
                            Four Manhattanville Road
                            Purchase, New York 10577
                           Telephone: (914) 697-8000

                             INFORMATION STATEMENT

This Information Statement is being provided to investors in the International Equity Portfolio (referred to as the Portfolio) by the Portfolio's Board of Trustees in lieu of a proxy statement pursuant to the terms of an exemptive order that the Portfolio has received from the Securities and Exchange Commission. The exemptive order permits the Portfolio's adviser, under certain circumstances, to hire new subadvisers with the approval of the Portfolio's Board of Trustees, but without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new subadvisers to its investors. Accordingly, investors are not being asked to vote on the hiring of the new subadvisers, but are encouraged to review this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A
PROXY.

The Portfolio is a series of Diversified Investors Portfolios (referred to as the Trust), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of September 1, 1993 and amended and restated as of August 30, 2002. The Portfolio was designated as a separate series of the Trust on October 2, 1995 and commenced operations on January 18, 1996. The Portfolio's mailing address is Four Manhattanville Road, Purchase, New York 10577.

The annual report for the Portfolio for the period ended December 31, 2003, including audited financial statements, has previously been sent to investors and is available upon request without charge by contacting Diversified Investment Advisors, Inc., Four Manhattanville Road, Purchase, New York 10577 or by calling toll-free (800) 926-0044.

This Information Statement is being mailed on or about June 1, 2004.

BACKGROUND

The Portfolio is a master fund in a master/feeder mutual fund structure. Currently, nine feeder funds invest their assets in the International Equity Portfolio. The Portfolio, in turn, invests directly in securities.

Diversified Investment Advisors, Inc., a Delaware corporation (referred to as the Adviser), Four Manhattanville Road, Purchase, New York 10577, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of September 28, 1995 (the "Advisory Agreement"). The Advisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a

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majority of the Trustees who are not "interested persons" (as defined in the
Investment Company Act of 1940) of any party to such agreement (referred to as the Independent Trustees), on November 18, 2003. The Advisory Agreement was most recently submitted to a vote of investors on January 3, 1994 in connection with its initial approval. More information about the Advisory Agreement appears below. See "Existing Advisory Agreement."

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Portfolio's Board of Trustees, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board of Trustees, and (iii) reviews the subadvisers' continued performance. The Adviser may terminate the services of any subadviser at any time.

LSV Asset Management and Wellington Management Company, LLP became subadvisers on March 18, 2004. This Information Statement describes LSV and Wellington Management and their subadvisory agreements relating to the Portfolio.

EXISTING ADVISORY AGREEMENT

As noted above, the Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement. The Advisory Agreement is dated as of September 28, 1995 and continues in effect from year to year, subject to approval annually in accordance with the Investment Company Act of 1940 (referred to as the 1940
Act). The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by the vote of a "majority of the outstanding voting securities" of the Portfolio on 60 days' advance written notice to the Adviser. The Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code and to the investment objectives, policies, procedures and restrictions contained in the Portfolio's then current Registration Statement under the 1940 Act. The Adviser also provides the Board of Trustees with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services the Adviser may provide include making available office space, equipment and clerical personnel necessary for maintaining the Portfolio, negotiating contracts with and supervising the performance of the Portfolio's transfer agent, custodian and other agents and service providers, preparing and filing with the Securities and Exchange Commission documents such as Registration Statements, and maintaining the Portfolio's books and records.


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The Advisory Agreement provides that the Adviser is not liable for any mistake in judgment or in any other circumstance in carrying out the terms and provisions of the Advisory Agreement, except that the Adviser is liable for any liability arising out of willful malfeasance, bad faith or gross negligence in the performance of its duties under the Advisory Agreement or by reason of its reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement states that the Adviser may execute purchase and sale orders with itself or affiliates provided that any commission paid by the Portfolio is fair and reasonable compared to commissions paid to brokers with similar capabilities as the Adviser or its affiliate for transactions involving similar securities. Any portfolio transaction executed through the Adviser or an affiliate, however, must be made pursuant to policies adopted by the Board of Trustees and must comply with applicable law. Under the Advisory Agreement, the Advisor is responsible for voting all proxies in relation to the securities held in the Portfolio.

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption "Diversified Advisory Fees."

Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement for the Portfolio. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.

FORMER SUBADVISER

Prior to March 18, 2004, Capital Guardian Trust Company served as an investment subadviser of the Portfolio. Capital Guardian was formed in 1968 and is owned by Capital Group International, Inc., which is owned by The Capital Group Companies, Inc. The principal business address of Capital Guardian is 333 South Hope Street, Los Angeles, California 90071. Capital Guardian provided subadvisory services to the Portfolio pursuant to an Investment Subadvisory Agreement between Capital Guardian and the Adviser (referred to as the Capital Guardian Subadvisory Agreement). As a subadviser of the Portfolio, Capital Guardian was responsible for managing the assets of the Portfolio in a manner consistent with the terms of the Capital Guardian Subadvisory Agreement and the investment objectives of the Portfolio.

The Capital Guardian Subadvisory Agreement was most recently approved by the Board of Trustees of the Portfolio, including a majority of the Independent Trustees, on November 18, 2003. The Capital Guardian Subadvisory Agreement, which was dated as of September 28, 1995, was most recently submitted to a vote of investors in the Portfolio on September 28,1995 in connection with its initial approval.

At a meeting of the Portfolio's Board of Trustees held on February 17, 2004, the Board considered, at the Adviser's recommendation, the termination of Capital Guardian as the subadviser of the Portfolio. The Board considered Capital Guardian's ability to effectively manage the Portfolio given its increase in size, evaluated Capital Guardian's management style, and reviewed recent performance of the Portfolio as compared against the Portfolio's benchmark index. The Board then reviewed the Adviser's procedures for selecting new subadvisers. As discussed below under the heading "Evaluation by the Board of Trustees," the Board authorized the Adviser to terminate the Capital Guardian Subadvisory Agreement and to enter into new Subadvisory Agreements with LSV Asset Management and Wellington Management Company, LLP. Accordingly, effective March 18, 2004, the Adviser terminated the Capital Guardian Subadvisory Agreement and entered into new Subadvisory Agreements with LSV Asset Management and Wellington Management Company, LLP (referred to as the LSV Subadvisory Agreement and the Wellington Management Subadvisory Agreement, respectively).

COMPARISON OF THE SUBADVISORY AGREEMENTS

The principal differences between the Capital Guardian Subadvisory Agreement and the LSV and Wellington Management Subadvisory Agreements are the effective and termination dates, the compensation payable to the subadvisers and the proxy voting provisions. A description of the investment advisory fees to be paid by the Adviser to LSV and Wellington Management appears below under the captions "LSV and Wellington Management Subadvisory Fees". A comparison of those fees to the fees paid by the Adviser to Capital Guardian appears below under the caption "Capital Guardian Subadvisory Fees."

COMPARISON OF THE CAPITAL GUARDIAN SUBADVISORY AGREEMENT TO THE LSV SUBADVISORY AGREEMENT

The LSV Subadvisory Agreement became effective on March 18, 2004 and will continue in effect for two years and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The LSV Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Portfolio's Board of Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser. The LSV Subadvisory Agreement may be terminated by LSV upon 90 days' advance written notice to the Adviser. The LSV Subadvisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Capital Guardian Subadvisory Agreement contained similar provisions.

Under the terms of the LSV Subadvisory Agreement, LSV furnishes continuing portfolio management services to the Portfolio subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. The day-to-day management of the Portfolio will be the responsibility of the team of Josef Lakonishok (with LSV since 1994), Robert Vishny (with LSV since 1994) and Menno Vermeulen (with LSV since 1995). LSV will also provide the Adviser with the reports and data as are requested by the

Adviser in connection with LSV 's management of the Portfolio. The Capital Guardian Subadvisory Agreement contained similar provisions.

The LSV Subadvisory Agreement provides that LSV is responsible only for managing the assets of the Portfolio allocated to LSV in good faith and in accordance with the Portfolio's investment objectives, fundamental policies and restrictions, and has no responsibility whatsoever for, and will incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for the Adviser or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio. The Capital Guardian Subadvisory Agreement contained similar provisions. The LSV Subadvisory Agreement also provides that LSV is not responsible for overall portfolio compliance with requirements of the 1940 Act or Subchapter M of the Internal Revenue Code.

The LSV Subadvisory Agreement provides that LSV will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any investor therein, and to brokers and commission merchants, fines, taxes, penalties and interest. LSV is liable, however, for any liability, damages or expenses of the Adviser to which LSV would otherwise be subject by reason of gross negligence, malfeasance or violation of applicable law by any of its employees in the performance of LSV's duties under the Subadvisory Agreement. In such cases, the indemnification by the Adviser referred to above will be inapplicable. The Capital Guardian Subadvisory Agreement contained similar provisions.

Unlike the Capital Guardian Subadvisory Agreement, the LSV Subadvisory Agreement provides that LSV is not responsible for voting proxies in relation to the securities comprising its portion of the Portfolio's assets.

Under the LSV Subadvisory Agreement, LSV may place orders with brokers or dealers that sell interests in the Portfolio or that sell shares of any other fund for which LSV provides investment advisory services, to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Further, the LSV Subadvisory Agreement provides that, subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, LSV may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where LSV has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such

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member, broker or dealer. The Capital Guardian Subadvisory Agreement did not contain provisions addressing these matters.

Investors should refer to Exhibit B attached hereto for the complete terms of the Subadvisory Agreement with LSV. The description of the LSV Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the Subadvisory Agreement as set forth in Exhibit B.

COMPARISON OF THE CAPITAL GUARDIAN SUBADVISORY AGREEMENT TO THE WELLINGTON MANAGEMENT SUBADVISORY AGREEMENT

The Wellington Management Subadvisory Agreement became effective on March 18, 2004 and will continue in effect for two years and thereafter from year to year, subject to approval annually in accordance with the 1940 Act. The Wellington Management Subadvisory Agreement may be terminated at any time without the payment of any penalty by the Portfolio's Board of Trustees, by the vote of a majority of the outstanding voting securities of the Portfolio or by the Adviser. The Wellington Management Subadvisory Agreement may be terminated by Wellington Management upon 90 days' advance written notice to the Adviser. The Wellington Management Subadvisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). The Capital Guardian Subadvisory Agreement contained similar provisions.

Under the terms of the Wellington Management Subadvisory Agreement, Wellington Management furnishes continuing portfolio management services to the Portfolio subject always to the provisions of the 1940 Act and to the investment objective, policies, procedures and restrictions imposed by the Portfolio's then current Registration Statement under the 1940 Act. The day-to-day management of the Portfolio will be the responsibility of Andrew S. Offit, Senior Vice President and Partner, who has been with Wellington Management since 1997. Wellington Management will also provide the Adviser with the reports and data as are requested by the Adviser in connection with Wellington Management's management of the Portfolio. The Capital Guardian Subadvisory Agreement contained similar provisions.

The Wellington Management Subadvisory Agreement provides that Wellington Management is responsible only for managing the assets of the Portfolio allocated to Wellington Management in good faith and in accordance with the Portfolio's investment objectives, fundamental policies and restrictions, and has no responsibility whatsoever for, and will incur no liability on account of, (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions, (ii) advice on, or management of, any other assets for the Adviser or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio. The Capital Guardian Subadvisory Agreement contained similar provisions. The Wellington Management Subadvisory Agreement also provides that Wellington Management is not responsible for overall portfolio

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compliance with requirements of the 1940 Act or Subchapter M of the Internal
Revenue Code.

The Wellington Management Subadvisory Agreement provides that Wellington Management will be indemnified and held harmless by the Adviser for any loss in carrying out the terms and provisions of the Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any investor therein, and to brokers and commission merchants, fines, taxes, penalties and interest. Wellington Management is liable, however, for any liability, damages or expenses of the Adviser to which Wellington Management would otherwise be subject by reason of gross negligence, malfeasance or violation of applicable law by any of its employees in the performance of Wellington Management's duties under the Subadvisory Agreement. In such cases, the indemnification by the Adviser referred to above will be inapplicable. The Capital Guardian Subadvisory Agreement contained similar provisions.

Unlike the Capital Guardian Subadvisory Agreement, the Wellington Management Subadvisory Agreement provides that Wellington Management is not responsible for voting proxies in relation to the securities comprising its portion of the Portfolio's assets.

Under the Wellington Management Subadvisory Agreement, Wellington Management may place orders with brokers or dealers that sell interests in the Portfolio or that sell shares of any other fund for which Wellington Management provides investment advisory services, to the extent that the placing of such orders is in compliance with the rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Further, the Wellington Management Subadvisory Agreement provides that, subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, Wellington Management may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where Wellington Management has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer. The Capital Guardian Subadvisory Agreement did not contain provisions addressing these matters.

Investors should refer to Exhibit C attached hereto for the complete terms of the Subadvisory Agreement with Wellington Management. The description of the Wellington Management Subadvisory Agreement set forth herein is qualified in its entirety by provisions of the Subadvisory Agreement as set forth in Exhibit C.

DIVERSIFIED ADVISORY FEES

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.75% of the Portfolio's average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.


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The fees payable to the Adviser for services provided pursuant to the Advisory
Agreement for the period from January 1, 2003 to December 31, 2003 were $5,969,766. An affiliate of the Adviser, Diversified Investors Securities Corp., provides placement agency services to the Portfolio. Diversified Investors Securities Corp. receives no compensation for these services.

As of December 31, 2003, International Equity Portfolio had net assets of $1,049,033,896.


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LSV AND WELLINGTON MANAGEMENT SUBADVISORY FEES

Under the LSV and Wellington Management Subadvisory Agreements, the Adviser (not the Portfolio) pays LSV and Wellington Management for their services on the basis of the following annual fee schedules:

                                LSV Fee Schedule

0.45% of the first $100 million of net assets of the Portfolio allocated to LSV; 0.40% of the next $100 million of net assets of the Portfolio allocated to LSV; 0.37% of the next $400 million of net assets of the Portfolio allocated to LSV; 0.35% of the next $200 million of net assets of the Portfolio allocated to LSV; and
0.33% of net assets of the Portfolio allocated to LSV in excess of $800 million.

                       Wellington Management Fee Schedule

0.375% of the first $400 million of net assets of the Portfolio allocated to Wellington Management;
0.35% of the next $600 million of net assets of the Portfolio allocated to Wellington Management; and
0.325% of net assets of the Portfolio allocated to Wellington Management in excess of $1 billion.

Net assets are equal to the market value of the Portfolio. Under each Agreement, fees are calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fees are to be paid quarterly.

The LSV Subadvisory Agreement provides that if at any time during the term of the agreement, subject to certain exclusions, LSV charges another of its clients a lower fee than that set forth above for the management of a similarly structured international equity portfolio, then the Adviser will also be charged the lower fee.

CAPITAL GUARDIAN SUBADVISORY FEES

Under the Capital Guardian Subadvisory Agreement, the Adviser (not the Portfolio) paid Capital Guardian for its services on the basis of the following annual fee schedule:

                         Capital Guardian Fee Schedule

0.75% of the first $25 million of net assets of the Portfolio allocated to Capital Guardian;
0.60% of the next $25 million of net assets of the Portfolio allocated to Capital Guardian;
0.425% from $50 million of net assets to $250 million of net assets of the Portfolio allocated to Capital Guardian; and 0.375% of net assets of the Portfolio allocated to Capital Guardian in excess of $250 million.


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Unlike the manner in which the LSV and Wellington Management subadvisory fees are calculated, Capital Guardian 's subadvisory fee was calculated at each month-end based upon the Portfolio's ending monthly net assets.

Under the Capital Guardian Subadvisory Agreement, the following fee discount applied based on total eligible equity, convertible and balanced assets managed by Capital Guardian and its affiliates:

         5% fee reduction on assets between $500 million and $750 million; 7.5% fee reduction on assets between $750 million and $1 billion; and 10% fee reduction on assets above $1 billion.

Fees paid to Capital Guardian for services provided pursuant to the Capital Guardian Subadvisory Agreement for the period from January 1, 2003 to December 31, 2003 were $2,911,252.30. The Adviser has initially allocated 50% of the Portfolio's net assets to be managed by LSV and 50% of the Portfolio's net assets to be managed by Wellington Management. This allocation may be adjusted by the Adviser at any time. Fees that would have been payable to LSV for services provided pursuant to the LSV Subadvisory Agreement for the same period, had the LSV Subadvisory Agreement been in effect for such period and assuming that LSV managed 50% of the Portfolio's assets at all times during the period, would have been $1,274,412.07. Fees that would have been payable to Wellington Management for services provided pursuant to the Wellington Management Subadvisory Agreement for the same period, had the Wellington Management Subadvisory Agreement been in effect for such period and assuming that Wellington Management managed 50% of the Portfolio's assets at all times during the period, would have been $1,751,189.48. The aggregate of those fees represents a 3.93% increase from the fees paid to Capital Guardian under the Capital Guardian Subadvisory Agreement. Investors should note, however, that the Adviser, not the Portfolio, pays all subadvisory fees. As a result, neither the LSV nor the Wellington Management Subadvisory Agreement, nor the allocation of management of the Portfolio's assets between LSV and Wellington Management, has any effect on the amount of advisory fees paid by the Portfolio.

Neither Capital Guardian nor any affiliate of Capital Guardian received any other fees or material payments from the Adviser or from the Portfolio during the fiscal year of the Portfolio ended December 31, 2003. In addition, for the Portfolio's fiscal year ended December 31, 2003, no commissions were paid to any broker that is an affiliate of the Portfolio, the Adviser, Capital Guardian, LSV, or Wellington Management.


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INFORMATION REGARDING LSV

LSV is a Delaware partnership formed in 1994. LSV has been registered as an investment adviser with the Securities and Exchange Commission since 1994. The principal offices of LSV are located at One North Wacker Drive, Suite 4000, Chicago, Illinois 60606.

Employees of LSV own a majority of the firm's equity, with the remainder owned by SEI Funds, Inc.

MANAGEMENT AND GOVERNANCE. Listed below are the names, positions and principal occupations of the partners and the principal executive officers of LSV as of March 31, 2004. The principal address of each individual as it relates to his or her duties at LSV is the same as that of LSV.

Name                                  Position with LSV and Principal
                                      Occupation if Different from
                                      Position(s) with LSV

Josef Lakonishok                      Chief Executive Officer, Chief
                                      Investment Officer and Founding
                                      Partner

Tremaine Atkinson                     Partner and Chief Operating Officer

Robert Vishny                         Founding Partner & Portfolio Manager

Menno Vermeulen                       Partner, Portfolio Manager and Senior
                                      Quantitative Analyst

Han Qu                                Partner and Senior Quantitative
                                      Analyst

Christopher LaCroix                   Partner and Managing Director of New
                                      Business Development

James W. Owens, Jr.                   Partner and Director, Client Portfolio
                                      Services

Tracy Bolger                          Partner and Operations Manager

Eric Miller                           Partner and Trader

SEI Funds, Inc.,                      Partner
1 Freedom Valley Road
Oaks, PA 19456

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No officer or Trustee of the Portfolio currently is a director, officer or employee of LSV. No officer or Trustee of the Portfolio owns the securities of or has any other material direct or indirect interest in LSV or any other person controlling, controlled by or under common control with LSV. Since January 1, 2003, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which LSV was or is to be a party.

MANAGEMENT ACTIVITIES. As of March 31, 2004, LSV had $21.8 billion of assets under management.

LSV acts as investment subadviser to the Overseas Fund of the Wells Fargo Funds Trust (the "Overseas Fund"). As of March 31, 2004, LSV managed approximately $150 million of the Overseas Fund's assets. LSV's annual fee schedule for the Overseas Fund is 0.35% of the first $150 million, 0.40% of the next $350 million, 0.35% of the next $250 million, 0.325% of the next $250 million and 0.30% of assets above $1 billion.

INFORMATION REGARDING WELLINGTON MANAGEMENT

Wellington Management is a Massachusetts limited liability partnership. Wellington Management's predecessor was founded in 1928 and Wellington Management or its predecessor has been registered as an investment adviser with the Securities and Exchange Commission since 1979. The principle offices of Wellington Management are located at 75 State Street, Boston, Massachusetts 02109.

MANAGEMENT AND GOVERNANCE. In 1979, Wellington Management was purchased by its employees. There are currently 80 Partners in the firm. Exhibit D sets forth a listing of the Partners of Wellington Management as of March 31, 2004. Listed below are the names, positions and principal occupations of the Managing Partners and the principal executive officers of Wellington Management as of March 31, 2004. The Managing Partners and principal executive officers are not necessarily those with the largest economic interests in Wellington Management. Each Managing Partner and principal executive officer listed below and each Partner listed on Exhibit D may be reached at the principal business offices of Wellington Management.

Name Position with Wellington Management and Principal Occupation if Different from Position(s) with Wellington Management

Duncan McFarland                         Chairman, Chief Executive Officer, and
                                         Managing Partner

Laurie Gabriel                           Senior Vice President, Managing
                                         Partner, and Director of Global
                                         Research Services

John Ryan                                Senior Vice President, Managing
                                         Partner, and Equity Portfolio Manager

Perry Traquina                           President and Partner

No officer or Trustee of the Portfolio currently is a director, officer or employee of Wellington Management. No officer or Trustee of the Portfolio owns the securities of or has any other material direct or indirect interest in Wellington Management or any other person controlling, controlled by or under common control with Wellington Management. Since January 1, 2003, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Wellington Management was or is to be a party.

MANAGEMENT ACTIVITIES. As of December 31, 2003, Wellington Management had approximately $394 billion of assets under management.

Wellington Management acts as investment adviser or subadviser for registered investment companies with investment objectives similar to the Portfolio. The names of these investment companies, together with information concerning their net assets and the rate of compensation paid to Wellington Management for its investment management services, are set forth in Exhibit E.

EVALUATION BY THE BOARD OF TRUSTEES

At a meeting held on February 17, 2004, the Board of Trustees of the Portfolio authorized the Adviser to terminate the Capital Guardian Subadvisory Agreement and approved the LSV and Wellington Management Subadvisory Agreements following presentations by the Adviser and representatives of LSV and Wellington Management. Discussed below are some of the material factors considered by the Board of Trustees.

Before authorizing the Adviser to terminate the Capital Guardian Subadvisory Agreement, the Board reviewed with the Adviser its recommendation that the services of Capital Guardian as subadviser of the Portfolio be terminated. The Trustees reviewed the Portfolio's performance against the Portfolio's benchmark index and considered Capital Guardian's ability to continue to effectively manage the Portfolio . In particular, the Trustees noted that the size of the Portfolio had increased considerably since Capital Guardian was approved as the Portfolio's sole subadviser in 1995, and concluded that the Portfolio could benefit from having two subadvisers, each managing a smaller portion of the portfolio. Additionally, the Trustees considered that, by focusing primarily on growth securities, Capital Guardian's approach may have limited the Portfolio's ability to benefit from opportunities presented by value securities. The Adviser also noted that Capital Guardian's trading approach had resulted in a high portfolio turnover rate, which may have inhibited investment returns. The Adviser then discussed the timing of the transition to the new subadvisers and how the transition could be accomplished with minimal disruption or expense.

The Board reviewed the Adviser's reasons for wanting to replace Capital Guardian with two subadvisers and the Adviser's procedures for selecting new subadvisers. The Trustees noted that the Adviser had identified and interviewed several advisers as possible replacements for Capital Guardian. The Trustees considered information with respect to LSV and Wellington Management and whether the LSV and Wellington Management Subadvisory Agreements were in the best interests of the Portfolio and its holders of beneficial interests. As part of their deliberations, the Trustees took into account the nature and quality of the anticipated services to be provided by LSV and Wellington Management and reviewed and discussed information regarding the subadvisers' fees and performance. In evaluating the subadvisers' ability to provide services to the Portfolio, the Trustees considered information as to the subadvisers' business organization, financial resources, personnel, philosophy and other matters.

Based upon its review and the representations made to it, the Board of Trustees, including all of the Independent Trustees, concluded that (a) the terms of the LSV and Wellington Management Subadvisory Agreements are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the LSV and Wellington Management Subadvisory Agreements are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board of Trustees, including all of the Independent Trustees, authorized the Adviser to terminate the Subadvisory Agreement with Capital Guardian and approved the Subadvisory Agreements with LSV and Wellington Management.

                             ADDITIONAL INFORMATION

The Portfolio's placement agent is Diversified Investors Securities Corp., Four Manhattanville Road, Purchase, New York 10577. The Portfolio's Administrator and Transfer Agent is Diversified Investment Advisors, Inc., Four
Manhattanville Road, Purchase, New York 10577.

As of March 31, 2004, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of March 31, 2004 the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:

                                      AMOUNT AND
                                 NATURE OF BENEFICIAL         PERCENTAGE OF
NAME & ADDRESS OF INVESTOR           OWNERSHIP             BENEFICIAL OWNERSHIP
--------------------------------------------------------------------------------
Transamerica Financial Life
Insurance Company                 $173,289,385.22                 15.15%
Diversified Investment Advisors
Collective Trust                  $309,280,845.78                 27.04%

Diversified Investors
International Equity Fund, a      $467,871,128.82                 40.91%
series of The Diversified
Investors Funds Group
Diversified Institutional
International Equity Fund, a      $144,894,928.41                 12.67%
series of The Diversified
Investors Funds Group II

The address of each of the investors listed above is Four Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

                                    By Order of the Board of Trustees,



                                    Robert F. Colby, Secretary

June 1, 2004

                                                                      Exhibit A

                         INVESTMENT ADVISORY AGREEMENT


     AGREEMENT made as of September 28, 1995 by and between the International Equity Portfolio, a series of Diversified Investors Portfolios (herein called the "Portfolio"), and Diversified Investment Advisors, Inc. a Delaware corporation (herein called "Diversified").

     WHEREAS, the Portfolio is registered as a diversified, open-end, management investment company under the Investment Company Act of 1940 (the "1940 Act"); and

     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940; and

     WHEREAS, the Portfolio desires to retain Diversified to render investment advisory services, and Diversified is willing to so render such services on the terms hereinafter set forth;

     NOW, THEREFORE, this Agreement

                                  WITNESSETH:

     In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     1. The Portfolio hereby appoints Diversified to act as investment advisor to the Portfolio for the period and on the terms set forth in this Agreement. Diversified accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

     2. (a) Diversified shall, at its expense, (i) employ sub-advisors or associate with itself such entities as it believes appropriate to assist it in performing its obligations under this Agreement and (ii) provide all services, equipment and facilities necessary to perform its obligations under this Agreement.

        (b) The Portfolio shall be responsible for all of its expenses and liabilities, including, but not limited to: compensation and out-of-pocket expenses of Trustees not affiliated with any subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. (a) Subject to the general supervision of the Board of Trustees of the Portfolio, Diversified shall formulate and provide an appropriate investment program on a continuous basis in connection with the management of the Portfolio, including research, analysis, advice, statistical and economic data and information and judgments of both a macroeconomic and microeconomic character.

     Diversified will determine the securities to be purchased, sold, lent, exchanged or otherwise disposed of or acquired by the Portfolio in accordance with predetermined guidelines as set forth from time to time in the Portfolio's then-current prospectus and Statement of Additional Information ("SAI") and will place orders pursuant to its determinations either directly with the issuer or with any broker or dealer who deals in such securities. In placing orders with brokers and dealers, Diversified will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Consistent with this obligation, Diversified may, to the extent permitted by law, purchase and sell Portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Portfolio and/or other accounts over which Diversified or any of its affiliates exercises investment discretion.

     Subject to the review of the Portfolio's Board of Trustees from time to time with respect to the extent and continuation of the policy, Diversified is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Diversified determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Diversified with respect to the accounts as to which it exercises investment discretion.

     In placing orders with brokers and/or dealers, Diversified intends to seek best price and execution for purchases and sales and may effect transactions through itself and its affiliates on a securities exchange provided that the commissions paid by the Portfolio are "reasonable and fair" compared to commissions received by other broker-dealers having comparable execution capability in connection with comparable transactions involving similar securities and provided that the transactions in connection with which such commissions are paid are effected pursuant to procedures established by the Board of the Trustees of the Portfolio. All transactions are effected pursuant to written authorizations from the Portfolio conforming to the requirements of
Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder. Pursuant to such authorizations, an affiliated broker-dealer may transmit, clear and settle transactions for the Portfolio that are executed on a securities exchange provided that it arranges for unaffiliated brokers to execute such transactions.

     Diversified shall determine from time to time the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to the Portfolio's securities shall be exercised, provided, however, that should the Board of Trustees at any time make any definite determination as to investment policy and notify Diversified thereof in writing, Diversified shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. Diversified will determine what portion of securities owned by the Portfolio shall be invested in securities described by the policies of the Portfolio and what portion, if any, should be held uninvested. Diversified will determine whether and to what extent to employ various investment techniques available to the Portfolio. In effecting transactions with respect to securities or other property for the account of the Portfolio, Diversified may deal with itself and its affiliates, with the Trustees of the Portfolio or with other entities to the extent such actions are permitted by the 1940 Act.

     (b) Diversified also shall provide to the Portfolio administrative assistance in connection with the operation of the Portfolio, which shall include compliance with all reasonable requests of the Portfolio for information, including information required in connection with the Portfolio's filings with the Securities and Exchange Commission and state securities commissions.

     (c) As manager of the assets of the Portfolio, Diversified shall make investments for the account of the Portfolio in accordance with Diversified's best judgment and within the Portfolio's investment objectives, guidelines, and restrictions, the 1940 Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies subject to policy decisions adopted by the Board of Trustees.

     (d) Diversified shall furnish to the Board of Trustees periodic reports on the investment performance of the Portfolio and on the performance of its obligations under this Agreement and shall supply such additional reports and information as the Portfolio's officers or Board of Trustees shall reasonably request.

     (e) On occasions when Diversified deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, Diversified, to the extent permitted by applicable law, may aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. Diversified may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Diversified in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other customers.

     (f) Diversified shall also provide the Portfolio with the following services as may be required:

          (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Portfolio and for performing administrative and management functions;

          (ii) supervising the overall administration of the Portfolio, including negotiation of contracts and fees with and the monitoring of performance and billings of the Portfolio's transfer agent, custodian and other independent contractors or agents;

          (iii) preparing and, if applicable, filing all documents required for compliance by the Portfolio with applicable laws and regulations, including registration statements, registration fee filings, semi-annual and annual reports to investors, proxy statements and tax returns;

          (iv) preparation of agendas and supporting documents for and minutes of meeting of Trustees, committees of Trustees and investors; and

          (v)  maintaining books and records of the Portfolio.

     4. Diversified shall give the Portfolio the benefit of Diversified's best judgment and efforts in rendering services under this Agreement. As an inducement to Diversified's undertaking to render these services, the Portfolio agrees that Diversified shall not be liable under this Agreement for any mistake in judgment or in any other event whatsoever provided that nothing in this Agreement shall be deemed to protect or purport to protect Diversified against any liability to the Portfolio or its investors to which Diversified would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder.

     5. In consideration of the services to be rendered by Diversified under this Agreement, the Portfolio shall pay Diversified a fee accrued daily and paid monthly at an annual rate equal to .75% of total net assets. If the fees payable to Diversified pursuant to this paragraph 5 begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from that date to the end of that month or from the beginning of that month to the date of termination, as the case may be, shall be prorated according to the proportion which the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fees, the value of the net assets of the Portfolio shall be computed in the manner specified in its Regulation Statement on Form N-1A for the computation of net asset value. For purposes of this Agreement, a "business day" is any day the New York Stock Exchange is open for trading.

     In compliance with the requirements of Rule 31a-3 under the 1940 Act, Diversified hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. Diversified further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

     6. This Agreement shall be effective as to the Portfolio as of the date the Portfolio commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Portfolio and the investor(s) in the Portfolio in the manner contemplated by Section 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of the date hereof. Thereafter, if not terminated, this Agreement shall continue in effect as to the Portfolio for successive periods of 12 months each, provided such continuance is specifically approved at least annually by the vote of a majority of those members of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and either (a) by the vote of a majority of the full Board of Trustees or (b) by vote of a majority of the outstanding voting securities of the Portfolio; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to Diversified, or by

Diversified as to the Portfolio at any time, without payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested person" and "assignment" shall have the same meanings as such terms have in the 1940 Act and the rule and regulatory constructions thereunder.)

     7. Except to the extent necessary to perform Diversified's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of Diversified, or any affiliate of Diversified, or any employee of Diversified, to engage in any other business or devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     8. The investment management services of Diversified to the Portfolio under this Agreement are not to be deemed exclusive as to Diversified and Diversified will be free to render similar services to others.

     Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof.

     No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought and no material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Portfolio.

     This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding and shall inure to the benefit of the parties hereto and their respective successors, to the extent permitted by law.

     9. This Agreement shall be construed in accordance with the laws of the State of New York provided that nothing herein shall be construed in a manner inconsistent with the requirements of 1940 Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.


Attest:                                Diversified Investors Portfolios


/s/  John F. Hughes                    By:  /s/ Tom Schlossberg
-----------------------                    -------------------------------
                                           Tom Schlossberg
                                           Chairman and President



Attest:                               Diversified Investment Advisors, Inc.


/s/  Catherine A. Mohr                By:  /s/ Gerald L. Katz
------------------------                   -------------------------------
                                           Gerald L. Katz
                                           Vice President and CFO

                                                                     Exhibit B

                        INVESTMENT SUBADVISORY AGREEMENT


     INVESTMENT SUBADVISORY AGREEMENT, dated as of March 18, 2004 by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and LSV Asset Management ("Subadvisor").

                                  WITNESSETH:


     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the International Equity Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the discretionary portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadvisor shall furnish an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the relevant securities for the Assets to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Assets in balance with the designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Assets; (v) as promptly as practicable after the end of each calendar month, furnish a report showing:
(a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Assets as Diversified may reasonably request; (vi) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (vii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain with respect to the Assets; and (viii) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     Subadvisor will send Diversified an inventory of the investments of the Portfolio as soon as reasonably possible after the end of each monthly or quarterly period. This report will also contain investment results. The calculation of investment results will commence on the earlier of (a) the last business day of the month following the month in which the funds are received or (b) the last business day of the month in which the Assets have been structured by Subadvisor in accordance with Diversified's investment guidelines and objectives. Copies of confirmations of transactions executed will be sent promptly to Diversified's custodian. Subadvisor does not assume responsibility for the accuracy of information furnished by Diversified or any other party.

     Should the Board of Trustees at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as an agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which LSV Asset Management is investment advisor (but not a Subadvisor) shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     Diversified authorizes Subadvisor to combine orders for the Portfolio with orders for other clients of Subadvisor. Under this procedure, purchases or sales of a particular security for the Portfolio may be combined with purchases or sales of the same security for other clients on the same day. In such cases, the price shown on the confirmation of the Portfolio's purchase or sale will be the average execution price on all of the purchases and sales so aggregated that day.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the gross negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     Diversified shall appoint a custodian to take and have possession of the Assets of the Portfolio. Subadvisor shall not be custodian. Subadvisor shall have no obligation or liabilities with respect to the custodial arrangements.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     Subadvisor shall not be responsible for voting proxies related to securities held by the Portfolio. Subadvisor will not advise Diversified or the Portfolio or act for Diversified or the Portfolio in any legal proceedings, including bankruptcies, involving securities held or previously held by the Portfolio or the issuers of those securities.

     6. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     7. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets and will be made available promptly to the Portfolio on request.

     8. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

     9. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 6 hereof.

     10. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     11. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit which has the potential to impact the Subadvisor's ability to provide services or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     12. Communications. Instructions with respect to securities transactions may be given orally and, where deemed necessary, may be confirmed in writing as soon as practicable.

     Notices required to be given under this Agreement shall be sent by certified mail and shall be deemed effective when received; and, as to the custodian, at such address as it may specify to Subadvisor in writing, or at such other address as a party to receive notice may specify in a notice given in accordance with this provision. Subadvisor may rely on any notice from any person reasonably believed to be genuine and authorized. Diversified will, upon inception of this Agreement and from time-to-time as needed, provide Subadvisor with a list of authorized signatures for those persons from whom the Subadvisor may accept direction.

     13. Disclosure Statement - Form ADV. Diversified hereby acknowledges receipt simultaneously with the execution of this Agreement of the currently effective Form ADV Part II for the purpose of disclosure about services, fees, and other matters of importance related to a decision of becoming a client of the Subadvisor. Accordingly, Diversified shall have the option to terminate this Agreement without penalty within five business days after that date of execution, provided, however, that any investment action taken by Subadvisor with respect to the Portfolio prior to the effective date of such termination shall be at Diversified's risk.

     14. Use of Name. Subadvisor hereby agrees that Diversified may use the Subadvisor's name in its marketing or advertising materials. Diversified agrees to allow the Subadvisor to examine and approve any such materials prior to use. Diversified agrees that Subadvisor may include Diversified's name in Subadvisor's list of clients used in Subadvisor's marketing materials.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                 Diversified Investment Advisors, Inc.

                                 By:  /s/ John F. Hughes
                                      -------------------------------------
                                      John F. Hughes
                                      Vice President & Senior Counsel

                                 LSV Asset Management

                                 By:  /s/ Tremaine Atkinson
                                      -------------------------------------
                                      Tremaine Atkinson
                                      COO


LSVAssetISA

                                   SCHEDULE B


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE


               45 BASIS POINTS OF THE FIRST $100M OF NET ASSETS
               40 BASIS POINTS OF THE NEXT $100M OF NET ASSETS
               37 BASIS POINTS OF THE NEXT $400M OF NET ASSETS
               35 BASIS POINTS OF THE NEXT $200M OF NET ASSETS
               33 BASIS POINTS OF ANY AMOUNT IN EXCESS OF $800M OF NET ASSETS

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

LSV Asset Management agrees that if at anytime during the term of this Subadvisory Agreement, LSV offers another of its clients (other than a client that is an affiliated person of LSV) a lower fee than that set forth in this Schedule B for the management of a similarly structured International Equity Portfolio then Diversified will also be charged the lower rate. Diversified will benefit from the lower rate from the first day that it is in effect for LSV's other client. The foregoing shall not include Subadvisor's fee arrangements: (a) negotiated prior to the execution of this Agreement; (b) with clients with investments in more than one of Subadvisor's products; (c) with clients with a greater level of assets invested with Subadvisor; and (d) with clients whose fees are based on investment performance.






LSVAssetISA

                                                                       Exhibit C

                        INVESTMENT SUBADVISORY AGREEMENT


     INVESTMENT SUBADVISORY AGREEMENT, dated as of March 18, 2004 ("Agreement") by and between Diversified Investment Advisors, Inc., a Delaware corporation ("Diversified") and Wellington Management Company, LLP ("Subadvisor").

                                  WITNESSETH:


     WHEREAS, Diversified has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the International Equity Portfolio ("Portfolio"), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act");

     WHEREAS, Diversified desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with Diversified's investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to Diversified;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     1. Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the "Advisory Agreement"), Diversified hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio's assets as is determined from time to time by the Portfolio's Board of Trustees ("Assets"), subject to the control and direction of Diversified and the Diversified Investors Portfolios' Board of Trustees, for the period and on the terms hereinafter set forth.

     The Subadvisor shall provide Diversified with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio's then-current Registration Statement on Form N-1A.

     In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program for the Assets; (ii) monitor regularly the relevant securities for the Assets to determine if adjustments are warranted and, if so, to make such adjustments;
(iii) determine, in the Subadvisor's discretion, the securities to be purchased or sold or exchanged in order to keep the Assets in balance with the designated investment strategy; (iv) determine, in the Subadvisor's discretion, whether to exercise warrants or other rights with respect to the Assets; (v) determine, in the Subadvisor's discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Assets; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all Assets on the last day of such month, rates of return, and (c) such other information relating to the Assets as Diversified may reasonably request; (vii) meet at least four times per year with Diversified and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of Diversified, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Assets; (viii) provide the Portfolio, as reasonably requested by Diversified, with records concerning the Subadvisor's activities which the Portfolio is required by law to maintain with respect to the Assets; and (ix) render regular reports to the Portfolio's officers and Directors concerning the Subadvisor's discharge of the foregoing responsibilities.

     Diversified shall assume the responsibility for proxy voting for all securities held in the Portfolio.

     Should the Board of Trustees at any time establish an investment policy with respect to the Assets and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked.

     The Subadvisor shall take, on behalf of the Assets, all actions which it deems necessary to implement the investment policies determined as provided above with respect to the Assets, and in particular to place all orders for the purchase or sale of securities for the Portfolio's account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as an agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide research and brokerage services to the Portfolio within the meaning of Section 28(e) of the Securities Exchange Act of 1934, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services. Broker/dealers who sell shares of the funds of which Wellington Management Company, LLP is investment advisor shall only receive orders for the purchase or sale of portfolio securities to the extent that the placing of such orders is in compliance with the Rules of the Securities and Exchange Commission and the National Association of Securities Dealers, Inc.

On occasions when Subadvisor deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Subadvisor, Subadvisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadvisor in the manner Subadvisor considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

     Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor's overall responsibilities with respect to the Portfolio and to other funds and clients for which the Subadvisor exercises investment discretion.

     The Subadvisor may not consult with any other subadvisor of the Portfolio concerning transactions in securities or other assets for any investment portfolio of the Portfolio, including the Assets, except that such consultations are permitted between the current and successor subadvisors of the Portfolio in order to effect an orderly transition of subadvisory duties so long as such consultations are not concerning transactions prohibited by
Section 17(a) of the 1940 Act.

     2. Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or Diversified; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

     3. Compensation of the Subadvisor. For the services to be rendered, Diversified shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

     4. Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with Diversified, or the Portfolio's principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration of Trust and any current Registration Statement on Form N-1A of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

     5. Limits on Duties. The Subadvisor shall be responsible only for managing the Assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for Diversified or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund,
(iv) registration of the Portfolio with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor's control, and Subchapter M of the Internal Revenue Code of 1986, as amended. Diversified agrees that requirements imposed by the 1940 Act, Subchapter M, or any other applicable laws, that are outside Subadvisor's control include compliance with any percentage limitations applicable to the Portfolio's assets that would require knowledge of the Portfolio's holdings other than the Assets subject to this Agreement. Subadvisor shall be indemnified and held harmless by Diversified for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney's fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of Diversified arising out of the willful malfeasance, bad faith, gross negligence, or violation of applicable law or reckless disregard of the duties owed pursuant to this Agreement by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by Diversified, referred to above, shall be inapplicable.

     The Subadvisor may apply to Diversified at any time for instructions and may consult counsel for Diversified or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of Diversified and/or Diversified's counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

     6. Non-Exclusivity. The investment management services provided by the Subadvisor under this Agreement are not to be deemed exclusive and the Subadvisor shall be free to render similar services to others, so long as such services do not impair the services rendered to Diversified or the Portfolio. Services to be furnished by the Subadvisor under this Agreement may be furnished through the medium of any of the Subadvisor's partners, officers or employees.

     7. Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not "interested persons" with respect to this Agreement or of the Subadvisor or Diversified at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio.

     This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by Diversified. The Subadvisor may terminate the Agreement only upon giving 90 days' advance written notice to Diversified. This Agreement shall automatically terminate in the event of its assignment.

     This Agreement may be amended only if such amendment is approved by the vote of a majority of the Board of Trustees of the Portfolio who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     The terms "specifically approved at least annually", "vote of a majority of the outstanding voting securities", "assignment", "affiliated person", and "interested persons", when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

     8. Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor with respect to the Assets and will be made available promptly to the Portfolio on request.

     9. Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

         10. Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the

Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

     Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

     Diversified has delivered, or will deliver to Subadvisor, current copies and supplements thereto of each of the Prospectus and SAI pertaining to the Portfolio, and will deliver to it all future amendments and supplements, if any.

     11. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     12. Change of Management and Pending Litigation. Subadvisor represents to Diversified that it will disclose to Diversified promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy that is material to this Agreement. In addition, Subadvisor represents to Diversified that it will similarly disclose to Diversified, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency.

     Diversified represents to Subadvisor that any information received by Diversified pursuant to this section will be kept strictly confidential and will not be disclosed to any third party.

     13. Use of Name. During the term of this Agreement, Diversified agrees to furnish to Subadvisor at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to sales personnel, shareholders of the Portfolio or the public, which refer to Subadvisor or its clients in any way, prior to use thereof and not to use such material if Subadvisor reasonably objects in writing three business days (or such other time as may be mutually agreed upon) after receipt thereof. Sales literature may be furnished to Subadvisor hereunder by first-class or overnight mail, electronic or facsimile transmission, or hand delivery.

     14. Notice. Notices should be provided to Wellington Management Company, LLP, Attention: Regulatory Affairs, 75 State Street, Boston, Massachusetts 02109 or by fax to (617) 790-7760.

     Notice to Diversified should be provided to Diversified Investment Advisors, Inc., Attn. Robert F. Colby, Vice President and General Counsel, 4 Manhattanville Road, Purchase, New York 10577.

     IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.


                                 Diversified Investment Advisors, Inc.


                                 By:  /s/ John F. Hughes
                                      ---------------------------------
                                      John F. Hughes
                                      Vice President & Senior Counsel

                                 Wellington Management Company, LLP


                                 By:  /s/ Brendan J. Swords
                                      ---------------------------------
                                      Brendan J. Swords
                                      Director of Equity Portfolio Management

Wellington-IE-ISA

                                   SCHEDULE B


The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

                                  FEE SCHEDULE


                    .00375 OF THE FIRST $400M OF NET ASSETS
                    .00350 OF THE NEXT $600M OF NET ASSETS
                    .00325 OF NET ASSETS IN EXCESS OF $1B

Net assets are equal to the market value of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.





Wellington-IE-ISA

                                                                      Exhibit D


Partners of Wellington      Kenneth L. Abrams          John C. Keogh
Management                  Nicholas C. Adams          George C. Lodge, Jr.
Company, LLP*               Rand L. Alexander          Nancy T. Lukitsh
                            Deborah L. Allinson        Mark T. Lynch
                            Steven C. Angeli           Mark D. Mandel
                            James H. Averill           Christine S. Manfredi
                            John F. Averill            Earl E. McEvoy
                            Karl E. Bandtel            Duncan M. McFarland
                            David W. Barnard           Matthew E. Megargel
                            Mark J. Beckwith           James N. Mordy
                            James A. Bevilacqua        Diane C. Nordin
                            Kevin J. Blake             Stephen T. O'Brien
                            William N. Booth           Andrew S. Offit
                            Michael J. Boudens         Edward P. Owens
                            Paul Braverman             Saul J. Pannell
                            Robert A. Bruno            Thomas L. Pappas
                            Michael T. Carmen          Jonathan M. Payson
                            Maryann E. Carroll         Phillip H. Perelmuter
                            William R. H. Clark        Robert D. Rands
                            Cynthia M. Clarke          James A. Rullo
                            Richard M. Coffman         John R. Ryan
                            John DaCosta               Joseph H. Schwartz
                            Pamela Dippel              James H. Shakin
                            Scott M. Elliott           Theodore E. Shasta
                            Robert L. Evans            Andrew J. Shilling
                            David R. Fassnacht         Binkley C. Shorts
                            Lisa d. Finkel             Scott E. Simpson
                            Mark A. Flaherty           Haluk Soykan
                            Charles T. Freeman         Trond Skramstad
                            Laurie A. Gabriel          Stephen A. Soderberg
                            Ann C. Gallo               Eric Stromquist
                            Subbiah Gopalraman         Brendan J. Swords
                            Paul Hamel                 Harriett Tee Taggart
                            William J. Hannigan        Frank L. Teixeira
                            Lucius T. Hill, III        Perry M. Traquina
                            James P. Hoffmann          Nilesh P. Undavia
                            Jean M. Hynes              Clare Villari
                            Steven T. Irons            Kim Williams
                            Paul D. Kaplan             Itsuki Yamashita
     * All Partners are also Senior Vice Presidents of Wellington Management Company, LLP except Itsuki Yamashita, who is Senior Managing Director of the Tokyo Branch of Wellington International Management Pte Ltd.

                                                                     Exhibit E

DIA INTERNATIONAL EQUITY FUND (INTERNATIONAL
GROWTH PORTFOLIO)
COMPARISON OF SUB-ADVISORY FEE SCHEDULES -
OTHER FUNDS SUB-ADVISED BY WELLINGTON
MANAGEMENT

                      Net Assets
                      3/31/2004  Fund Manager/                            Advisory Fee Schedule:
Fund/Style            ($Million) Sub-advisor             Asset Levels (MM)                   Rate

--------------------------------------------------------------------------------------------------------

-                       -         -
DIA International      560.6     Diversified     First               $400                    0.375%
Equity Fund                      Investment
                                 Advisors, Inc.
(International Growth            Wellington
Portfolio)                       Management
                                 Company, LLP    Next                $600                    0.350%
                                                 Over              $1,000                    0.325%



--------------------------------------------------------------------------------------------------------


Seligman International          J.& W.
Growth VT Fund (a)(b)  3.9      Seligman & Co.  First                $50                     0.450%
                                Wellington
                                Management
                                Company, LLP    Over                 $50                     0.400%






Seligman International          J.& W.
Growth MF Fund (b)     55.5     Seligman & Co.  First                $50                     0.450%
                                Wellington
                                Management
                                Company, LLP    Over                 $50                     0.400%






The Hartford                    Hartford
International Capital  40.0     Investment
Appreciation Fund(c)            Financial
                                Services Co.     First               $50                     0.400%
                                Wellington
                                Management
                                Company, LLP     Next               $100                     0.300%
                                                 Next               $350                     0.250%
                                                 Over               $500                     0.225%




Hartford International          Hartford Life
CapitalAppreciation   194.5     Investment
HLS Fund (a)(c)                 Advisors         First               $50                    0.400%
                                Wellington
                                Management
                                Company, LLP     Next               $100                    0.300%
                                                 Next               $350                    0.250%
                                                 Over               $500                    0.225%


(a) An underlying fund wrapped by a variable annuity
(b) Assets are aggregated for purposes of calculating the fee.
(c)As of 3/31/2004, Wellington Management Company, LLP managed
$65.3 billion in assets for The Hartford.
All fees may be subject to voluntary fee waivers and/or minimum annual fees



Effective Annual Advisory Fee Rate and Annual $ Fee At Various Asset Levels ($ Millions)
                             $100     $200     $300     $400     $500    $600     $700     $800      $900    $1,000
--------------------------------------------------------------------------------------------------------------------

Annualized Fee Rates:
                           0.375%   0.375%   0.375%   0.375%   0.370%  0.367%   0.364%   0.363%    0.361%    0.360%
Annualized Fees (000):
                             $375     $750   $1,125   $1,500   $1,850  $2,200   $2,550   $2,900    $3,250    $3,600



--------------------------------------------------------------------------------------------------------------------

Annualized Fee Rates:
                           0.425%   0.413%   0.408%   0.406%   0.405%  0.404%   0.404%   0.403%    0.403%    0.403%
Annualized Fees (000):
                             $425     $825   $1,225   $1,625   $2,025  $2,425   $2,825   $3,225    $3,625    $4,025




Annualized Fee Rates:
                           0.425%   0.413%   0.408%   0.406%   0.405%  0.404%   0.404%   0.403%    0.403%    0.403%
Annualized Fees (000):
                             $425     $825   $1,225   $1,625   $2,025  $2,425   $2,825   $3,225    $3,625    $4,025




Annualized Fee Rates:
                           0.350%   0.313%   0.292%   0.281%   0.275%  0.267%   0.261%   0.256%    0.253%    0.250%
Annualized Fees (000):
                             $350     $625     $875   $1,125   $1,375  $1,600   $1,825   $2,050    $2,275    $2,500




Annualized Fee Rates:
                           0.350%   0.313%   0.292%   0.281%   0.275%  0.267%   0.261%   0.256%    0.253%    0.250%
Annualized Fees (000):
                             $350     $625     $875   $1,125   $1,375  $1,600   $1,825   $2,050    $2,275    $2,500